THIRD AMENDMENT
                               TO
                        CREDIT AGREEMENT

     THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated as of July 25, 2003 is entered into by and among RYAN'S FAMILY STEAK HOUSES, INC., a South Carolina corporation (the "Parent"), RYAN'S FAMILY STEAK HOUSES EAST, INC., a Delaware corporation ("Ryan's East"; together with the Parent, the "Borrowers"), the Domestic Subsidiaries of the Parent identified as "Guarantors" on the signature pages hereto, the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent"). Except as otherwise defined in this Amendment, terms defined in the Credit Agreement referred to below (as amended by this Amendment) are used as defined therein.

                            RECITALS

     WHEREAS, a $200 million credit facility has been established in favor of the Borrowers pursuant to that Credit Agreement (as amended, modified, supplemented and extended, the "Credit Agreement") dated as of January 28, 2000 among the Borrowers, the Guarantors, the Lenders identified therein, First Union National Bank (now known as Wachovia Bank, National Association), as Syndication Agent, Wachovia Bank, N.A. (now known as Wachovia Bank, National Association), as Documentation Agent, SunTrust
Bank, Atlanta, as Senior Managing Agent, and Bank of America, N.A., as Administrative Agent;

     WHEREAS,   the   Credit  Parties  have   requested   certain
modifications and amendments to the Credit Agreement; and

       WHEREAS,   the  Lenders  have  agreed  to  the   requested
modifications and amendments on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1. Amendments. The Credit Agreement is hereby amended and modified in the following manner:

     1.1 The following definitions in Section 1.1 are hereby amended and restated in their entirety to read as follows:

          "Collateral Agent" means Bank of America, N.A., in its capacity as collateral agent for the Lenders, the Noteholders and the 2003 Noteholders under the Intercreditor Agreement and the Pledge Agreement, together with any successor that becomes such in accordance with the provisions of the Pledge Agreement and the Intercreditor Agreement.

          "Intercreditor Agreement" means that certain Amended and Restated Intercreditor and Collateral Agency Agreement dated as of July 25, 2003 among the Collateral Agent, the Administrative Agent, the Noteholders and the 2003 Noteholders, as amended, modified, supplemented or restated from time to time.

          "Pledge Agreement" means that certain Amended and Restated Pledge Agreement dated as of July 25, 2003 executed and delivered by each of the Credit Parties in favor of the Collateral Agent, for the benefit of the Lenders (and any Affiliate of a Lender that enters into a Hedging Agreement with a Credit Party), the Noteholders and the 2003 Noteholders, as amended, modified, extended, supplemented, restated, renewed or replaced from time to time.

           "Required Holders" means, at any time, the holders of at least a majority in principal amount of the Senior Notes and the 2003 Senior Notes at the time outstanding (exclusive of Senior Notes and 2003 Senior Notes then owned by the Parent or any of its Affiliates).

           "Revolving Committed Amount" means ONE HUNDRED MILLION
     DOLLARS ($100,000,000) or such lesser amount to which the Revolving Committed Amount may be reduced pursuant to
     Section 3.4.

           "Secured Parties" means a collective reference to the Lenders, the Noteholders and the 2003 Noteholders, and "Secured Party" means any one of them.

     1.2   The  following definitions are hereby added to Section
1.1 in the appropriate alphabetical order and shall read as follows:

          "Third Amendment Effective Date" means July 25, 2003.

           "2003 Noteholders" means the holders from time to time
     of  the 4.65% Senior Notes due July 25, 2013 (and any  notes issued in substitution thereof) issued pursuant to the  2003
     Note Purchase Agreement.

          "2003 Note Purchase Agreement" means the 2003 Note Purchase Agreement dated as of July 25, 2003 among the Parent and each of the respective purchasers identified therein, as the same may be amended, modified, supplemented or restated from time to time.

          "2003 Senior Notes" means the senior notes purchased by the 2003 Noteholders pursuant to the 2003 Note Purchase
     Agreement.

          1.3 Prepayments on Senior Notes. Subsection 3.3(b)(ii) is hereby amended and restated in its entirety to read as follows:

          (ii) Prepayments on Senior Notes and 2003 Senior Notes. Contemporaneously with any prepayment of (i) the Senior Notes pursuant to Section 8.3 of the Note Purchase Agreements or (ii) the 2003 Senior Notes pursuant to Section
     8.3 of the 2003 Note Purchase Agreement, the Borrowers shall make a principal payment to the Administrative Agent in an amount necessary to prepay the Loans on a pro rata basis according to the aggregate unpaid principal amount of the Senior Notes and the 2003 Senior Notes and the aggregate unpaid principal amount of the Loans.

     1.4 Prepayments on Senior Notes. Section 3.4(b)(iii) is hereby amended and restated in its entirety to read as follows:

          (iii) Prepayments on Senior Notes and 2003 Senior Notes. Immediately upon the occurrence of any voluntary or optional prepayment of (i) the Senior Notes pursuant to
     Section 8.2 of the Note Purchase Agreements or (ii) the 2003 Senior Notes pursuant to Section 8.2 of the 2003 Note Purchase Agreement, the Revolving Committed Amount shall be permanently reduced on a pro rata basis according to the aggregate unpaid principal amount of the Senior Notes and the 2003 Senior Notes and the amount of the Revolving Committed Amount on the date of such prepayment.

     1.5   Indebtedness under Note Purchase Agreements.   Section
6.30 is hereby amended and restated in its entirety to read as follows:

          6.30 Indebtedness under Note Purchase Agreements.

          The Credit Party Obligations and all other Indebtedness under the Credit Agreement is pari passu with the Indebtedness arising under the Note Purchase Agreements and the Indebtedness arising under the 2003 Note Purchase
     Agreement.

      1.6 Tax Shelter Regulations. A new Section 6.31 is hereby added and shall read as follows:

          6.31 Tax Shelter Regulations.

          The Borrowers do not intend to treat the Loans and related transactions as being a "reportable transaction" (within the meaning of Treasury Regulation Section 1.6011-
     4). In the event the Borrowers determine to take any action inconsistent with such intention, they will promptly notify the Administrative Agent thereof. If the Borrowers so notify the Administrative Agent, the Borrowers acknowledge that one or more of the Lenders may treat theirs Loans as part of a transaction that is subject to Treasury Regulation
     Section 301.6112-1, and such Lender or Lenders, as applicable, will maintain the lists and other records required by such Treasury Regulation.

     1.7 Information Covenants. Clause (k) of Section 7.1 is hereby amended and restated in its entirety to read as follows:

           (k) Amendments to Note Purchase Agreements and the 2003 Note Purchase Agreement. Promptly upon receipt thereof, a copy of (i) any amendments, modifications or supplements to any agreement or instrument evidencing any obligation of the Parent under the Note Purchase Agreements or any agreement or instrument related thereto or (ii) any amendments, modifications or supplements to any agreement or instrument evidencing any obligation of the Parent under the 2003 Note Purchase Agreement or any agreement or instrument related thereto.

      1.8 Information Covenants. Clause (l) of Section 7.1 is hereby amended and restated in its entirety to read as follows:

            (l)    Notices  provided  to  Noteholders  and   2003
     Noteholders.

                (i) At the time of delivery to the Noteholders pursuant to the Note Purchase Agreements, copies of any notice provided to the Noteholders (including without limitation any notice required pursuant to Section 8.3 of the Note Purchase Agreements) pursuant to the Note Purchase Agreements, to the extent any such notice has not already been delivered to the Lenders pursuant to the terms hereof.

               (ii) At the time of delivery to the 2003 Noteholders pursuant to the 2003 Note Purchase Agreement, copies of any notice provided to the 2003 Noteholders (including without limitation any notice required pursuant to Section 8.3 of the 2003 Note Purchase Agreement) pursuant to the 2003 Note Purchase Agreement, to the extent any such notice has not already been delivered to the Lenders pursuant to the terms hereof.

     1.9 New Section 7.1(p). A new clause (p) is hereby added to Section 7.1 and shall read as follows:

               (p) Promptly after any Borrower has notified the Administrative Agent of any intention by such Borrower to treat the Loans and related transactions as being a "reportable transaction" (within the meaning of Treasury Regulation Section 1.6011-4), a duly completed copy of IRS Form 8886 or any successor form.

     1.10 Indebtedness. A new clause (i) is hereby added after clause (h) at the end of Section 8.1 and shall read as follows:

               (i) (i) Indebtedness of the Parent arising under the 2003 Note Purchase Agreement and the 2003 Senior Notes (and renewals, refinancings and extensions thereof on terms and conditions no less favorable to the Parent than such existing Indebtedness evidenced by the 2003 Note Purchase Agreement and the 2003 Senior Notes) in an aggregate principal amount not to exceed $100,000,000 at any one time and (ii) all Guaranty Obligations of the Guarantors with respect to such Indebtedness arising under the 2003 Note Purchase Agreement and 2003 Senior Notes.

      1.11 Restricted Payments. Clause (b) of Section 8.8 is hereby amended and restated in its entirety to read as follows:

     (b) purchase, redeem, make a sinking fund or similar payment or otherwise acquire or retire or make any provisions for redemption, acquisition or retirement of any shares of its Capital Stock of any class or any warrants or options to purchase any such shares; provided, that, the Parent may repurchase shares of its Capital Stock pursuant to the Share Repurchase Program in an amount not to exceed during the term of this Credit Agreement an aggregate amount equal to the sum of (i) $55 million plus (ii) an amount equal to 50% of Net Income for each fiscal quarter after September 29, 1999 plus (iii) an amount up to $10 million of the unused allowance for Capital Expenditures for each of the fiscal years ending December 31, 2003 and December 29, 2004 as permitted by Section 8.13 so long as at the time of such repurchase and after giving effect thereto, no Default or Event of Default shall exist or be continuing.

     1.12 No Limitations. Section 8.11 is hereby amended and restated in its entirety to read as follows:

          8.11 No Limitations.

          No Credit Party will, nor will it permit its Subsidiaries to, directly or indirectly, create or otherwise cause, incur, assume, suffer or permit to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any such Person to (a) pay dividends or make any other distribution on any of such Person's Capital Stock, (b) pay any Indebtedness owed to any other Credit Party, (c) make loans or advances to any other Credit Party, (d) sell, lease or transfer any of its properties or assets to any other Credit Party or (e) act as a Credit
     Party and pledge its Collateral pursuant to the Credit Documents or any renewals, refinancings, exchanges, refundings or extensions thereof, except (in respect of any of the matters referred to in subsections (a)-(d) above) for encumbrances or restrictions existing under or by reason of
     (i) applicable law, (ii) this Credit Agreement and the other Credit Documents, (iii) the Note Purchase Agreements as in effect on the Closing Date or as amended in accordance with
     Section 8.15, (iv) the 2003 Note Purchase Agreement as in effect on the Third Amendment Effective Date or as amended in accordance with Section 8.15 and (iv) customary non-assignment or net worth provisions in any lease governing a leasehold interest.

     1.13 No Other Negative Pledges. Section 8.12 is hereby amended and restated in its entirety to read as follows:

          8.12 No Other Negative Pledges.

            No Credit Party will, nor will it permit its Subsidiaries to, enter into, assume or become subject to any agreement prohibiting or otherwise restricting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired, or requiring the grant of any security for such obligation if security is given for some other obligation except (a) as set forth in the Credit Documents, (b) agreements entered into in connection with Indebtedness permitted by Section 8.1(c) so long as such agreements do not prohibit Liens in favor of the Lenders and the restrictions contained in such agreements relate only to the asset or assets acquired or constructed in connection therewith, (c) as set forth in
     Section 10.6 of the Note Purchase Agreement and (d) as set forth in Section 10.6 of the 2003 Note Purchase Agreement.

    1.14 Capital Expenditures. Section 8.13 is hereby amended and restated in its entirety to read as follows:

     8.13 Capital Expenditures.

          The Credit Parties will not permit Capital Expenditures
    (a) for the fiscal year ending January 1, 2003 to exceed $71,000,000 in the aggregate, (b) for the fiscal year ending December 31, 2003 to exceed $87,000,000 in the aggregate and
    (c) for the fiscal year ending December 29, 2004 to exceed $90,000,000 in the aggregate; provided, however, that up to $10,000,000 of the unused allowance for Capital Expenditures in any fiscal year, if not expended in the fiscal year for which it is permitted or expended to repurchase shares of the Parent's Capital Stock as permitted by Section 8.8, may be carried over for expenditure in the immediate succeeding fiscal year; provided, further, that up to $10,000,000 of the unused allowance for the Parent's repurchase of its Capital Stock pursuant to the Share Repurchase Program as permitted by Section 8.8 may be added to the amount of Capital Expenditures permitted to be expended in each of the fiscal years ending December 31, 2003 and December 29, 2004 in addition to the amounts permitted above.

    1.15 Modification of Indebtedness. The proviso at the end of Section 8.15 is hereby amended and restated in its entirety as follows:

     provided, that, the Borrower may enter into an amendment or modification of the Note Purchase Agreements or the 2003 Note Purchase Agreement in a manner adverse to the Borrower so long as the Borrower agrees to make amendments or modifications to the Credit Documents in a manner consistent with such amendments or modifications made to the Note Purchase Agreements or the 2003 Note Purchase Agreement.

     1.16 Prepayment of Indebtedness. Subclauses (a) and (b) at the end of Section 8.16 are hereby amended and restated in its entirety to read as follows:

     except that (a) the Parent may make a voluntary or optional prepayment on (I) the Senior Notes in accordance with
     Section 8.2 of the Note Purchase Agreements and (II) the 2003 Senior Notes in accordance with Section 8.2 of the 2003 Note Purchase Agreement; provided that (A) the Parent provides the Administrative Agent with written notice of such prepayments five (5) Business Days prior to the date of such prepayment and (B) the Revolving Committed Amount is permanently reduced on a pro rata basis according to the aggregate unpaid principal amount of the Senior Notes and the 2003 Senior Notes and the amount of the Revolving Committed Amount on the date of such prepayment in accordance with Section 3.4(b) and (b) the Parent may make a prepayment on (I) the Senior Notes in accordance with
     Section 8.3 of the Note Purchase Agreements and (II) the 2003 Senior Notes in accordance with Section 8.3 of the 2003 Note Purchase Agreement; provided that (A) the Parent provides the Administrative Agent with all notices related to such prepayments required by Section 7.1(l) and (B) the Loans are prepaid on a pro rata basis according to the aggregate unpaid principal amount of the Senior Notes and the 2003 Senior Notes and the aggregate unpaid principal amount of the Loans in accordance with Section 3.3(b)(ii).

     1.17 Events of Default. A new clause (l) is hereby added at the end of Section 9.1 to read as follows:

          (l) 2003 Note Purchase Agreement. There shall occur a default or an event of default under (i) the 2003 Note Purchase Agreement, (ii) the 2003 Senior Notes or (iii) any other related agreement, document, or instrument issued or delivered in connection with the 2003 Note Purchase Agreement.

     1.18 Schedule 1.1(a). Schedule 1.1(a) is hereby amended and restated in its entirety to read as provided on Schedule 1.1(a) attached hereto.

     1.19 Schedule 6.15. Schedule 6.15 is hereby amended and restated in its entirety to read as provided on Schedule 6.15 attached hereto.

     1.20 Schedule 10.1(b). Each Lender hereby consents to and approves the terms of the Intercreditor Agreement, a copy of which is attached hereto as Schedule 10.1(b). Schedule 10.1(b) is hereby amended and restated in its entirety to read as provided on Schedule 10.1(b) attached hereto.

     Section 2. Conditions Precedent. This Amendment shall become effective on the date (the "Effective Date") on which the following conditions precedent have been satisfied:

          (a) receipt by the Administrative Agent of multiple counterparts of this Amendment, duly executed and delivered by each of the Credit Parties, the Required Lenders and the Administrative Agent;

          (b) receipt by the Administrative Agent of duly executed copies of the amended and restated Pledge Agreement and the amended and restated Intercreditor Agreement, each in form and substance satisfactory to the Administrative Agent and the Lenders;

          (c) receipt by the Administrative Agent of (i) copies, certified by an officer of the Parent as true and complete, of the 2003 Note Purchase Agreement (including all exhibits and schedules thereto) as originally executed and delivered, together with any amendments or modifications to such 2003 Note Purchase Agreement, such 2003 Note Purchase Agreement and amendments or modifications to be acceptable to the Administrative Agent and (ii) evidence that all of the proceeds from the issuance of the 2003 Senior Notes have been used to prepay the Loans;

          (d) receipt by the Administrative Agent of copies, certified by an officer of the Parent as true and complete, of the amendments to each of the Note Purchase Agreements, each in form and substance satisfactory to the Administrative Agent;

          (e) The Administrative Agent shall have received an opinion, or opinions, in form and substance satisfactory to the Administrative Agent dated as of the Effective Date from counsel to the Credit Parties; and

          (f) Copies of resolutions of the Board of Directors of each Credit Party approving and adopting the Amendment, the transactions contemplated herein and authorizing execution and delivery thereof, certified by a secretary or assistant secretary of such Credit Party to be true and correct and in force and effect as of the date hereof.

     Section 3.     Miscellaneous.

      3.1 Reaffirmation of Representations and Warranties. The Credit Parties hereby affirm that the representations and warranties set forth in the Credit Agreement and the other Credit Documents are true and correct as of the date hereof (except such representations and warranties that expressly relate to an earlier period).

       3.2 Reaffirmation of Guaranty. Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Credit Documents and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Guarantor's obligations under the Credit Agreement or the other Credit Documents.

      3.3 Reaffirmation of Liens. Each Credit Party affirms the liens and security interests created and granted by it in the Credit Documents and agrees that this Amendment shall in no manner adversely affect or impair such liens and security interests.

      3.4 No Other Changes. Except as modified hereby, all of the terms and provisions of the Credit Agreement and the other
Credit Documents (including schedules and exhibits thereto) shall remain in full force and effect.

      3.5 Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

      3.6 Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of South Carolina.

          [remainder of page intentionally left blank]
     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

BORROWERS:               RYAN'S FAMILY STEAK HOUSES, INC.,
                    a South Carolina corporation

                    By:
                    Name:
                    Title:

                    RYAN'S FAMILY STEAK HOUSES EAST, INC.,
                    a Delaware corporation

                    By:
                    Name:
                    Title:

GUARANTORS:         BIG R PROCUREMENT COMPANY, LLC,
                    a Delaware limited liability company

                    By:  RYAN'S FAMILY STEAK HOUSES, INC.,
                         a South Carolina corporation, its sole
                         manager

                         By:
                         Name:
                         Title:


                    RYAN'S PROPERTIES, INC.,
                    a Delaware corporation

                    By:
                    Name:
                    Title:

                    RYMARK HOLDINGS, INC.,
                    a Delaware corporation

                    By:
                    Name:
                    Title:

                    FIRE MOUNTAIN PROPERTIES, LLC,
                    a Delaware limited liability company

                    By:  RYAN'S FAMILY STEAK HOUSES EAST, INC.,
                         a Delaware corporation, its sole manager

                         By:
                         Name:
                         Title:

ADMINISTRATIVE AGENT:    BANK OF AMERICA, N.A.,
                                        in its capacity as
                         Administrative Agent

                    By:
                    Name:
                    Title:

LENDERS:            BANK OF AMERICA, N.A.,
                                        in its capacity as a
                         Lender

                    By:
                    Name:
                    Title:

                    WACHOVIA BANK, NATIONAL ASSOCIATION (formerly
                    First Union National Bank)

                    By:
                    Name:
                    Title:

                    WACHOVIA BANK, NATIONAL ASSOCIATION (formerly
                    Wachovia Bank, N.A.)

                    By:
                    Name:
                    Title:

                    SUNTRUST BANK, ATLANTA

                    By:
                    Name:
                    Title:

                    SOUTHTRUST BANK, N.A.

                    By:
                    Name:
                    Title:

                    HIBERNIA NATIONAL BANK

                    By:
                    Name:
                    Title:

                    FLEET NATIONAL BANK

                    By:
                    Name:
                    Title:

                    CAROLINA FIRST BANK

                    By:
                    Name:
                    Title: